Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Cboe Vest Fund of Buffer ETFs

FT Cboe Vest Fund of Deep Buffer ETFs

(each a “Fund”)

Supplement To each Fund’s Prospectus

Dated April 30, 2021

Notwithstanding anything to the contrary in each Fund’s Prospectus, on or about May 19, 2021, each Fund’s principal investment strategy will be revised to reflect that the Funds will invest in twelve (12) Underlying ETFs instead of four (4). The Funds’ investment objectives and management fees will not change.

Please Keep this Supplement with your Fund Prospectus for Future Reference